UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 3, 2019
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FINJAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
 ____________________

Delaware	000-33304	20-4075963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	2000 University Avenue, Suite 600, East Palo Alto, CA	94303
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 650-282-3228

(Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FNJN	NASDAQ Capital Market

Item 8.01.  Other Events.

On July 3, 2019, Finjan Holdings, Inc. (the “Company”) and its wholly-owned subsidiary, Finjan, Inc. (“Finjan”), announced that the United States Court of Appeals for the Federal Circuit (CAFC) issued an Opinion on July 2, 2019, regarding Finjan’s U.S. Patent No. 8,677,494 (“the ‘494 Patent”), captioned Finjan, Inc. v. Andrei Iancu, Under Secretary of Commerce for Intellectual Property and Director of the United States Patent and Trademark Office, Case No. 2017-2543, 2017-2623. The decision “arises from the consolidated appeals of three inter partes reviews of the ‘494 Patent,” originally petitioned by Symantec Corp., Blue Coat Systems LLC, and Palo Alto Networks, Inc. Symantec and Blue Coat terminated their petitions upon entering into a patent license with Finjan, leaving Palo Alto Network’s (PAN’s) petition. Director Iancu intervened on behalf of the PTAB.

Specifically, on April 11, 2017, the PTAB determined that PAN failed to establish that system claims 10, 11, and 15 are unpatentable, that the ‘494 Patent was entitled to a 1997 priority date, and that method claims 1, 2, and 6 are unpatentable over prior art. PAN appealed the PTAB’s decision on patentability of system claims 10, 11 and 15 as well, as the priority date of the ‘494 Patent, and Finjan cross-appealed the PTAB’s findings that method claims 1, 2 and 6 were unpatentable. The CAFC affirmed the findings of the PTAB. Further, on PAN’s appeal of the ‘494 priority date, the CAFC held that the “1997 priority date is not relevant to the grounds on which the Board instituted”. PAN also argued for the first time at oral argument that the CAFC should remand to the PTAB under SAS Institute, Inc. v. Iancu, 138 S. Ct. 1348 (2018), which requires the PTAB to consider all petitioned claims and challenges, but the Court rejected the argument and found that PAN “has waived any request for SAS-based relief.”

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this current report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1
Press Release, dated July 3, 2019, entitled “Federal Circuit Affirms PTAB’s Finding of Patentability of Claims 10, 11, and 15 of Finjan’s ‘494 Patent – The System Claims Remain Intact and Enforceable.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINJAN HOLDINGS, INC.

Date: July 3, 2019	By:	/s/ Philip Hartstein
Philip Hartstein
President & Chief Executive Officer